UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018

Clearway Energy LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-203369	32-0407370
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Senior Notes Offering

On September 17, 2018, Clearway Energy Operating LLC (“Clearway Operating”), a subsidiary of Clearway Energy LLC, issued a press release regarding its proposed offering (the “Offering”) of senior notes due 2025 (the “Senior Notes”). A copy of the press release announcing the Offering is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Also on September 17, 2018, Clearway Operating issued a press release announcing the pricing of the Senior Notes to be issued and sold pursuant to the Offering. A copy of the press release announcing the pricing of the Senior Notes to be issued and sold pursuant to the Offering is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Document

99.1	Press Release, dated September 17, 2018, announcing the Offering.

99.2	Press Release, dated September 17, 2018, announcing pricing of the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy LLC
(Registrant)

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

September 17, 2018